                                      OSU/ITC                  DECEMBER 26, 1996

                               LICENSE AGREEMENT


This agreement is between The Ohio State University, an instrumentality of the State of Ohio, and The Ohio State University Research Foundation, a non-profit corporation of Ohio having a principal place of business at 1960 Kenny Road, Columbus, Ohio 43210-1063 (hereinafter collectively "OSU") and ImmunoTherapy Corporation, with a principal place of business at 201 Elliott Avenue West, Suite 130, Seattle, Washington, 98119-4230 (hereinafter "ITC").

WHEREAS, OSU has rights to certain inventions by Professor Vernon C. Stevens listed in Appendix A of this Agreement covering the use of modified proteins for the care and treatment, detection, diagnosis and/or prevention of various conditions and maladies (hereinafter the "TECHNOLOGY"), and

WHEREAS, on March 12, 1996, the parties hereto entered into a license agreement granting ITC certain exclusive rights, patents and know how owned or controlled by OSU and elating to the use of modified hCG in the treatment, detection, diagnosis and/or prevention of cancer, and

WHEREAS, ITC is interested expanding its rights by licensing TECHNOLOGY for the purpose of providing commercial products to the marketplace using modified hCG for the treatment, detection, diagnosis and or prevention of diseases other than cancer, and to use non-hormone proteins for the treatment, detection, diagnosis and/or prevention of cancer

WHEREAS, OSU is interested in having the commercial products made available to the public for the public good;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties intending to be legally bound do hereby agree as follows:

     1.0 The following definitions shall, unless the context clearly indicates some other meaning, apply throughout this License and any appendices, schedules and amendments thereto:

     1.1 "Other Hormones" are all hormones except human chorionic gonadotropin (hCG), Gonadotropin Releasing Hormone (GnRH) and Gastrin.

     1.2 "Subject Product" is any composition covered by a claim of a Licensed Patent and capable of inducing or enhancing the potential for immune response to hCG or non-hormonal antigens.

     1.3 "Subject Vaccine" is a Subject Product that is fully formulated so as to be practically effective and safe for administration to subjects.

     1.4 "Subject Service" is a method or process covered by a claim of a Licensed Patent and employed in the development, testing, manufacture or use of a Subject Product.

                                       OSU/ITC                 DECEMBER 26, 1996


     1.5 "Licensed Patents" are the patents and patent applications listed in Appendix A and, all other patents and patent applications for past and future inventions of Dr. Stevens and coworkers under his direction first reduced to practice before the expiration or earlier termination of this License, insofar as such patent or application is owned or controlled by OSU during the term of the License, unless rejected by ITC as Licensed Patents by written notice to OSU within 30 days after receiving notice from OSU of any such other patent or patent application or of OSU's intention to prepare and file such application. Specifically excluded are certain Canadian patents owned personally by Dr. Vernon C. Stevens. Except as may be otherwise provided herein, while any application included within the definition of Licensed Patents is pending, it will be treated under this License as if it were an issued patent in the jurisdiction(s) for which it is pending.

     1.6 "Licensed Product", "Licensed Vaccine" and "Licensed Service" are Subject Product, Subject Vaccine and Subject Service, respectively, insofar as covered by the within License.

     1.7 "Licensed Know How" is the technical data, specifications, processes, manufacturing methods and techniques, and clinical data owned or controlled by OSU during the term of the License which relate to or are reasonably usable in the development, manufacture use or sale of a Subject Product, a Subject Vaccine, or a Subject Service.

     1.8 "Net Sales" are ITC's gross billings for Licensed Products, Licensed Services and Licensed Vaccines produced hereunder less the sum of the following:
     a)   discounts allowed in the amounts customary in the trade;
     b) sales tax, tariff duties and or use taxes directly imposed and with reference to particular sales;
     c)   outbound transportation prepaid or allowed;
     d)   amounts allowed or credited on returns;
     e)   sales for research, development and product testing;

     No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by ITC and on its payroll, or for cost of collections. License Products, Licensed Vaccine and Licensed Service shall be considered "sold" when billed out or invoiced.

     1.9 "Field of Use" shall be the use of Subject Products and Subject Service in the case of the non-hormonal antigens for the treatment, detection, diagnosis and/or prevention of cancer and in the case of hCG, for any other application except cancer (which is covered in the agreement of March 12, 1996), and except for fertility control.

     1.10 "Active Development" shall mean that ITC or ITC licensee is funding a program at a level of two hundred thousand dollars ($200,000) per year for the treatment, detection, diagnosis and/or prevention of cancer with a specific antigen or that regulatory approval has been given by the U.S. Federal Food and Drug Agency or its equivalent in another country. Such program shall be recognized by OSU and ITC in writing and attached to Appendix B.

                                     OSU/ITC               December 26, 1996

     1.11 "Developing Countries" shall mean all countries in Africa, Asia and Oceania except Australia, Israel, Japan, New Zealand and South Africa and all countries of the Americans except Argentina, Canada and the United States of America.

     2. OSU hereby grants to ITC a license ("License") with the right to sublicense others, under Licensed Patents and Licensed Know How to develop, test, manufacture, export, import, sell and use Subject Products and Subject Services in the Field of Use, which license, except insofar as otherwise provided herein, --

     a) is, with respect to each Licensed Patent, for the full term thereof remaining at the effective date of this Agreement or at such later time as it becomes a Licensed Patent hereunder,

     b) is exclusive with respect to non-hormonal antigens and to hCG in the Field of Use, but does not preclude OSU from licensing Licensed Patents and Licensed Know How to others for other purposes, from practicing Licensed Patents or Licensed Know How for any research or educational purpose, and is subject to rights of WHO to a non-exclusive royalty-free license to hCG applications in the public sector under Licensed Patents and Licensed Know How with the right to sub-license non-profit organizations and governments in Developing Countries;

     c) includes the right of ITC to sublicense others, provided that ITC remains responsible for all payments, representations, and undertakings and promises made herein or hereunder by ITC to or for the benefit of OSU or WHO; and

     d) includes access by ITC to all Licensed Know How, data and other information developed by Dr. Stevens and coworkers under his general direction during the term of this license through their activities at or on behalf of OSU and relating to the development, testing, manufacture or use of Licensed Product, together with the right of ITC to use such Licensed Know How, data and other information in developing, testing, manufacturing and using Licensed Product for the ultimate purpose of preventing or treating cancer, subject to any rights of others in such data and other information and to obligations of confidentiality where appropriate.

     3.0 ITC shall grant OSU twenty-five thousand (25,000) shares of ITC preferred Class A Stock.

     3.1 ITC will pay OSU royalties of five percent (5%) of Net Sales by ITC in the U.S. of Licensed Product or Licensed Service. However, no royalty will be due hereunder in respect of any transaction or activity unless such transaction or activity would, in the absence of the within License, constitute an infringement of a claim of a Licensed Patent, where neither such claim nor Licensed Patent has (i) expired, (ii) been abandoned, canceled, disclaimed or dedicated with prejudice, or (iii) been finally and unappealable declared unpatentable, invalid or unenforceable. Any royalties accruing hereunder solely by virtue of one or more applications pending that are included within the definition of Licensed Patents shall be deposited in escrow for the benefit of OSU, and will be paid to OSU upon notice to ITC that a patent has issued on such an application.

     3.2 ITC will pay OSU a royalty of two percent (2%) of Net Sales in the U.S. of any Licensed Product and Licensed Service on which ITC paid a royalty during the life of the Licensed Patents in the U. S., said royalty being for use of the Licensed Know How and to commence only upon expiration of the last Licensed Patent in the U. S. and to run for ten (10) years from such expiration date.

     3.3 ITC will pay OSU a royalty of two percent (2%) of Net Sales by ITC in the countries which are members of the European Economic Community (EEC) on December 31, 1995 of any Licensed Product or Licensed Service on which Licensed Product or Licensed Service ITC paid a royalty on sales in the U. S. during the life of the Licensed Patents in the U. S., said obligation to begin on the effective date of this License and run for thirty (30) years; said royalty to be for both the Licensed Know How and for any Licensed Patent which has or will issue in the EEC.

     3.4 ITC will pay OSU twenty five percent (25%) of any royalties received by ITC from sublicenses of the Licensed Patents and/or Licensed Know How in the U. S., EEC or Korea.

     3.5 All royalties and other payments due to OSU under this License will be paid by ITC to OSU within 60 days after the close of each calendar quarter with respect to such sales in that quarter. Such royalties will be due with respect to each sale of any particular unit of Licensed Product, or of Licensed Service in respect of such unit, in any form, through the first sale of such unit, or of Licensed Service resulting in the production or use of such unit, in the form of a Licensed Vaccine, to a buyer not affiliated with either ITC or the seller in such transaction, provided that any royalties paid to OSU with respect to prior sales of such unit, or of Licensed Service in respect of such unit, in any form, will be offsettable against royalties that would otherwise be payable to OSU hereunder with respect to later sales of the same unit, or of Licensed Service in respect of such same unit, in any form, and further provided that the maximum cumulative royalty due and payable to OSU hereunder with respect to any such unit, in all forms, shall not exceed five percent (5%) of the amount of said first sale of such unit, or of Licensed Service involving such unit, in the form of a Licensed Vaccine, to an unaffiliated buyer.

     3.6 ITC will submit to OSU a concise written statement setting forth the determination of the amount of royalties payable to accompany any payment rendered but in any event not later than 60 days after the end of each calendar quarter in which any royalties have accrued hereunder. ITC will prepare records reasonably adequate to accurately determine the amount of royalties payable to OSU hereunder, make such records available for reasonable inspection and analysis by OSU, and retain such records for at least 3 years after the end of any period in which royalties may have accrued or until any questions with regard to such records raised within such 3 year period has been finally resolved, and will cause or require others whose records are required for this purpose to do all of the same. If it is finally determined that ITC is at any time in arrears for more than 30 days on payment(s) totalling at least $25,000.00 owing to OSU under this License, then, in addition to any other remedy available to Foundation, ITC will reimburse OSU for OSU's actual and reasonable expenses in determining and collecting such payments(s).

     4.0 ITC shall begin Active Development of a Licensed Product within five (5) years of the date of this agreement in those areas of commercial interest.

                                   OSU/ITC                     DECEMBER 26, 1996


     4.1 Should no Active Development of a Licensed Product be in progress within five (5) years from the date of this Agreement, this Agreement is terminated unless specifically continued in writing and attached as Appendix B to this Agreement.

     4.2 Rights under this agreement shall be retained by ITC for the non-hormonal antigens in the areas in which Active Development is continuing and which are confirmed in writing and attached as Appendix B to his Agreement.

     4.2.1 If at least one (1) non-hormonal antigen for the treatment, detection, diagnosis and/or prevention of cancer is under Active Development within five (5) years of the date of this Agreement and recognized in writing in Appendix B of this Agreement, the rights are extended for all non-hormonal antigens for the treatment, detection, diagnosis and/or prevention of cancer for an additional five years, for a total of ten (10) years from the date of this Agreement.

     4.2.2 If at least one (1) additional non-hormonal antigen, recognizing the antigen in 4.2.1 as the first, for the treatment, detection, diagnosis and/or prevention of cancer is under Active Development within ten (10) years of the date of this Agreement and recognized in writing in Appendix B of this Agreement the rights under this Agreement shall continue unless terminated under sections 6.0-6.5 of this Agreement.

     5.0 Subject to the terms and conditions of this License, ITC will undertake, at the instance of WHO and on reasonable terms favorable to the recipients, to supply Licensed Vaccine and other Licensed Product, for distribution under the auspices of governmental and/or non-profit entities for the ultimate purpose of preventing and/or treating hCG related problems in humans in Developing Countries. ITC's obligations to WHO shall be limited to the supply of Licensed Vaccine and Licensed Product in Developing Countries for which the governmental authorities, or in which the aforesaid non-profit entities, wish to have such Licensed Vaccine and/or Licensed Product distributed. The foregoing shall not, however, be construed as an obligation on the part of ITC to register the Licensed Vaccine and Licensed Product in such Developing Countries. In Developing Countries where the Licensed Vaccine and/or other Licensed Product is not registered, it shall be the responsibility of the aforesaid governmental or non-profit entities to ensure such registration prior to the distribution of the Licensed Vaccine and/or other Licensed Product in such Developing Countries. ITC shall, however, provide the said governmental and non-profit entities with its full cooperation to permit such registration.

     5.1 The supply referred to in section 5.0 above shall be at manufacturing cost, including full allocation of overhead based on ITC's overall production of the Licensed Vaccine or other Licensed Product, plus the cost of liability insurance for the public sector of the Developing Country, plus a mark-up of twenty-five percent (25%). No more than twenty percent (20%) of ITC's gross capacity (as of the time for delivery) shall be required to be devoted to such supply. In no event will this Section 5 impose requirements on ITC's licensees. All supplies contemplated by section 5.0 above shall be subject to non-cancelable written orders for Licensed Vaccine or other Licensed Product at least six months in advance of delivery and with commercially acceptable credit risk for such supply.

                                   OSU/ITC                     DECEMBER 26, 1996


     5.2 ITC will also share information with, and accept recommendations from, WHO on the same basis as OSU under section 4.3 above, insofar as relevant to WHO's interest in making Licensed Vaccine and/or other Licensed Product practically available for distribution in Developing Countries.

     5.3 ITC's obligation to supply the Licensed Vaccine and other Licensed Product in accordance with the provisions of this License shall be subject to ITC having obtained all such governmental approvals and authorizations including U. S. FDA approvals as may be required in the United States of America to allow such production and supply. ITC shall use its best reasonable efforts to obtain such approvals and authorizations as soon as reasonably possible.

     5.4 ITC's supply obligations shall not apply to any governmental or non-profit entity through which ITC can show that Licensed Vaccine and/or Licensed Product has become available for use in the private sector or for use outside the field, in non-negligible quantities.

     5.5 In the event ITC breaches any of its obligations under this Section 5, and, after receipt of a written notification to that effect from OSU, fails to cure such breach within ninety (90) days, then ITC shall pay OSU an additional one percent (1%) royalty on Net Sales which shall be remitted to WHO or this License will be terminated.

     5.6 ITC and OSU acknowledge that this Section 5 creates rights which are important to the mission of WHO; however, OSU as a direct party to this License retains the right to notify and enforce third party rights including the right to terminate this agreement for non-performance by ITC as indicated in Section 5.5.

     5.7 ITC's supply obligations hereunder shall have an initial duration of the earlier of (1) 10 (ten) years commencing on receipt of the first firm orders for such supply or (2) termination of the License.

     5.8 For the purpose of this License "distribution in the Public Sector" shall mean any distribution constituting distribution on a social marketing basis under the auspices of governmental or non-profit entities for the ultimate purpose of preventing or treating cancer in humans in Developing Countries.

     6.0 This License shall become effective as of the date specified herein, or if no such date is specified then as of the date upon which execution of the License is completed by the last to sign this Agreement.

     6.1 Unless earlier terminated by a party in accordance with applicable law or the provisions hereof, this License shall remain in effect until ten
(10) years after every patent licensed hereunder has expired and every patent application licensed hereunder has been finally granted, refused or abandoned, or until thirty (30) years from the effective date of this License, whichever occurs last, provided that any specific obligations of payment or other performance that have matured prior to termination shall survive. Furthermore, in case of termination of this agreement before the full

                                OSU/ITC                       December 26, 1996

term of this Agreement, all information and data relevant to obtaining or maintaining requisite regulatory approval(s) for investigating, making and/or marketing Licensed Product obtained by or subject to the control of ITC shall be made available for such use by OSU and WHO, or their respective designees.

    6.2 ITC may terminate the License upon written notice to OSU, provided that such notice is given at least six months in advance of its effective date if manufacture of Licensed Product for distribution and not solely for research or trials has not begun as of the date of notice and at least one year in advance of its effective date if manufacture for distribution has begun as of the date of notice, unless OSU consents to shorter notice.

    6.3 OSU may terminated this License for breach by ITC of a material term or condition thereof by giving written notice to ITC of the breach(es) relied upon and specifying the effective date, not less than 60 days after such notice, when the termination shall be effective, but if within 60 days of such notice ITC either

         a) cures such breach(es) and gives written notice to OSU of such cure or
         b) provides a written explanation, acknowledged by OSU to be acceptable, of why such breach(es) has(have) not in fact occurred,

then such termination shall not take effect. Unavailability of funds will not be deemed to excuse delay or default of performance by ITC, except that a reasonable delay will be excused insofar as the need for funds was not reasonably foreseeable. ITC's insolvency, bankruptcy or assignment for the protection of creditors shall be deemed a material breach by ITC.

    6.4 No waiver of any breach(es) shall constitute or imply waiver of any other breaches(es)

    6.5 Any termination of this License shall not relieve either party of obligations, nor deprive either party of rights, that

    a)  are provided for hereunder in the event of such termination,

    b)  relate to confidentiality of information or

    c) relate to tender or receipt, respectively, of accrued reports, royalties or expenses, including royalties escrowed pursuant to Sections 3 above insofar as the condition for their payment to OSU is subsequently satisfied.

    7. Neither OSU nor WHO makes any representations or warranties as to the safety, efficacy, acceptability, or suitability for any use of any Licensed Product or Licensed Service, or as to the accuracy or reliability of any information provided by or for any term in connection with this License, or as to the enforceability of any patent or other proprietary rights granted, or as to the applicability of any other patent rights to the products or activities contemplated herein, and in particular OSU AND WHO DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY PRODUCT, SERVICE OR

                                OSU/ITC                       December 26, 1996

INFORMATION PROVIDED BY OR UNDER THE AUTHORITY OF EITHER OF THEM UNDER OR IN CONNECTION WITH THE LICENSE.

    8. OSU will neither abandon, cancel, disclaim (other than a terminal disclaimer necessary to secure allowance) nor dedicate, nor fail to prosecute or maintain, any Licensed Patent, unless ITC is first given reasonable notice and ITC fails to give timely request and authorization to OSU in writing or by phone call confirmed by fax to continue prosecution and/or maintenance. ITC will reimburse OSU the full amount of the actual and reasonable expenses thereafter incurred for such continued prosecution and/or maintenance, net of any reimbursement to or recovery by OSU of such expenses from any third party. OSU will give ITC prompt notice of any such reimbursement or recovery from a third party and will credit ITC's account accordingly. ITC will reimburse for one-half (1/2) of OSU's actual and reasonable expenses of obtaining and maintaining Licensed Patents, incurred with respect to Licensed Patents listed in Appendix A after the effective date of this License or with respect to any other Licensed Patent after the date of notice to ITC of such other Licensed Patent under Section 1.5 above. Any amount due and payable to OSU by ITC as reimbursement of such expenses, after applicable offsets and credits, shall be paid to OSU within thirty days after receipt by ITC of invoice therefor.

    9. ITC and OSU will each promptly inform the other of any information of which they become aware relating to possible infringement of any Licensed Patent in the field(s) of ITC's exclusive rights under the within License. Following consultation between them, either ITC or OSU may seek to abate such infringement by negotiation or by instituting suit, provided that:

    a) ITC will not, without the prior express written consent of OSU, make any admission of invalidity, unenforceability or unpatentability of, or of fraud or inequitable conduct on the part of OSU, WHO or any employee, agent or representative of any of them in connection with, any Licensed Patent or any claim(s) thereof, and will take reasonable precautions against providing grounds for declaratory judgment action by any third party against OSU and/or WHO;

    b) if ITC or OSU unilaterally institutes such suit it will, except as otherwise provided herein or agreed at the time, bear the actual and reasonable expenses of such suit and will keep the other party apprised of the progress thereof, and the other party will provide reasonable cooperation in support of such suit, including permitting its joinder as a necessary or indispensable party in such suit;

    c) if ITC and OSU jointly institute such suit they will bear the actual and reasonable expenses of such suit equally and will confer and cooperate with each other in the prosecution and/or settlement thereof; and

    d) out of any recovery, whether by negotiation, preceding suit, settlement or judgment, OSU and ITC will each first be reimbursed pro rata for their respective and actual and reasonable expenses, with any balance divided equally between them.

                                    OSU/ITC                   December 26, 1996


     10. In determining the amount of any sale, royalty, expense, reimbursement, offset or the like under this License, the fair value of any payment, thing, right or forbearance, constituting or in lieu of all or part thereof shall be included in such amount.

     11. No provision of this Agreement shall reduce or limit the right granted to ITC in the agreement dated March 12, 1996 nor shall Article 5.1 be construed as requiring ITC to provide more than twenty percent (20%) of ITC's gross capacity (at the time of delivery) of any one Licensed Product to supply the public sector of Developing Countries.

     12. In the event that either party is delayed or prevented from performing any of the respective obligations under this License by reason of acts of God, governmental requirements, fire, floods, strikes or because of any other cause beyond the reasonable control of the party, then the time period for performance of such obligations shall be extended for the period of such delay.

     13. Any notice, report or payment under this Agreement shall, if to ITC, be sent to:

         ImmunoTherapy Corporation
         201 Elliott Avenue West, Suite 130
         Seattle, Washington, 98119-4230
         Attn. President

and, if to OSU, be sent to:

         The Ohio State University Research Foundation
         Office of Technology Transfer
         1960 Kenny Road
         Columbus, Ohio 43210-1063

or to such other address for either party as that party may from time to time give written notice of to the other.

     14. ITC will not use the name of OSU without the express prior written consent of OSU, or of WHO without the express prior written consent of WHO, in any commercial promotion or advertising relating to the subject matter of this License.

     15. This License will be construed under the laws of the State of Ohio.

     16. OSU will encourage any other licensees under the Licensed Patents to make any improvements developed by them that may be applicable to the subject of this License available to ITC on reasonable terms. Correspondingly ITC will give good faith consideration to making any improvements developed by it that may be applicable to the subject of any other licenses available to the licensees on reasonable terms.

                                    OSU/ITC                   December 26, 1996


     17. This Agreement constitutes the entire agreement among the parties relating to the subject matter thereof, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by, and completely expressed by it.

AGREED TO AND ACCEPTED

The Ohio State University


By /s/ Janet G. Pichette                            Date    13 Jan 97
   ------------------------------------------------      ----------------------

Print Name/Title

The Ohio State University Research Foundation

By /s/  David N. Allen                              Date     3 Jan 97
   ------------------------------------------------      ----------------------

Print Name/Title

Immuno Therapy Corporation

By /s/ William A. Goolsbee                          Date     12/30/96
   ------------------------------------------------      ----------------------

Print Name/Title  William A. Goolsbee
                  President/CEO

                                    OSU/ITC

                                   APPENDIX A

           Patent Applications and Patents Covered by this Agreement.

U.S. PATENTS (OSU)
------------------

2-011-3(4)               ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 05/936,876   Filed : 8-25-78
                         Patent No.: 4,201,770    Issued: 5-6-80
                         Expires   : 5-6-97

2-011-3-3-3-3            ANTIGENIC MODIFICATION OF POLYPEPTIDES
-2
                         Serial No.: 06/112,628   Filed : 1-16-80
                         Patent No.: 4,302,386    Issued: 11-24-81
                         Expires   : 11-24-98

2-011-3-3-3-3            ANTIGENIC MODIFICATION OF POLYPEPTIDES
-2-3
                         Serial No.: 06/323,690   Filed : 11-20-81
                         1. Patent No.: 4,384,995 Issued: 5-24-83
                         Expires   : 5-24-2000

2-011-3-3-3-3            ANTIGENIC MODIFICATION OF POLYPEPTIDES
-2-3-3
                         Serial No.: 06/472,190   Filed : 3-4-83
                         Patent No.: 4,526,716    Issued: 7-2-85
                         Expires   : 7-2-2002

2-011-3(4)-2-3(3)        ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 06/667,863   Filed : 11-2-84
                         Patent No.: 4,691,006    Issued: 9-1-87
                         Expires   : 9-1-2004

2-011-3(4)-2-3(3)-       ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 I
                         Serial No.: 07/073,570   Filed : 7-15-87
                         Patent No.: 4,767,842    Issued: 8-30-88
                         Expires   : 8-30-2005

2-011-3(4)-2-3(3)-       ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 I
                         Serial No.: 07/073,769   Filed : 7-15-87
                         Patent No.: 4,762,913    Issued: 8-9-88
                         Expires   : 8-9-2005

2-011-3(4)-2-3(4)        ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 07/073,748   Filed : 7-15-87
                         Patent No.: 5,006,334    Issued: 4-9-91
                         Expires   : 4-9-2008

                                    OSU/ITC


FOREIGN PATENTS (OSU)
---------------------

2-011(83) AU             ANTIGENIC MODIFICATION OF POLYPEPTIDES
Australia
                         Appl. No. : 17040/83   Filed : 5-18-83
                         Patent No.: 570004     Issued: 9-2-88
                         Expires   : 5-18-99

2-011(83) GB-            ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 I
Great Britain            Appl. No. : 8619232    Filed : 3-18-83
                         Patent No.: 2 178 041  Issued: 1-6-88
                         Expires   : 3-18-2002

2-011(83) GR             ANTIGENIC MODIFICATION OF POLYPEPTES
Greece
                         Appl. No. : 71441      Filed : 5-24-83
                         Patent No.: 79126      Issued: 10-2-84
                         Expires   : 5-24-2003

2-011(83) IS             ANTIGENIC MODIFICATION OF POLYPEPTES
Israel
                         Appl. No. : 68749      Filed : 5-20-83
                         Patent No.: 68749      Issued: 11-1-88
                         Expires   : 5-20-2003

2A011(83) IS-            ANTIGENIG MODIFICATION OF POLYPEPTIDES
2 I
Israel                   Appl. No. : 79093      Filed : 5-20-83
                         Patent No.: 79093      Issued: 11-1-88
                         Expires   : 5-20-2003

2-011(83) IS-            ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 II
Israel                   Appl. No. : 82020      Filed : 5-20-83
                         Patent No.: 82020      Issued: 11-1-88
                         Expires   : 5-20-2003

U.S. APPLICATIONS (OSU)
-----------------------

2-011-3(4)-2-3(4)-       METHOD OF TREATMENT USING ANTIGENICALLY MODIFIED
-2-1                     POLYPEPTIDES

                         Serial No.: 07/935,331 Filed : 8-26-92
                         Patent No.:            Issued:
                         Expires   :

2011-DIV 1               METHOD FOR TREATMENT OF ANTIGENITICAILY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/466,445 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

                                    OSU/ITC

2011-DIV 2               METHOD FOR TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/469,689 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

2011-DIV 3               METHOD FOR TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/468,716 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

2011-DI 4                METHOD FOR TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/465,870 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

2011-DIV 5               METHOD FOR TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/471,422 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

2011-DIV 6               METHOD FOR TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/465,777 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

2011-DIV 7               METHOD FOR TREATMENT OE ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/469,043 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

2011-DIV 8               METHOD FOR TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/466,660 Filed : 6-6-95
                         Patent No.:            Issued:
                         Expires   :

                                    OSU/ITC                    DECEMBER 26, 1996


U.S. PATENTS (OSURF)

2-056          ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 06/804,642   Filed : 12-4-85
               Patent No.: 4,713,366    Issued: 12-15-87
               Expires   : 12-4-2005*

2-056-3  ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 07/086,401   Filed : 8-17-87
               Patent No.: 4,855,285    Issued  8-8-89
               Expires   : 8-8-2006

U.S. APPLICATIONS (OSURF)

2-056-3-3-1    ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 07/958,601   Filed : 10-6-92
               Patent No.:                      Issued :
               Expires   :

2-056-3-3-3    VACCINES AND ANTIGENIC CONJUGATES
(from PCT)
               Serial No.: 08/406,916   Filed : 3-27-95
               Patent No.:                       Issued
               Expires   :

2056-DIV 1     ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 08/471,002   Filed : 6-6-95
               Patent No.:                        Issued :
               Expires   :

2056-DIV 2     ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 08/465,694   Filed : 6-6-95
               Patent No.:                        Issued
               Expires   :

2056-DIV 3     ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 08/467,997   Filed : 6-6-95
               Patent No.:                        Issued
               Expires   :

2056-DIV 4     ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 08/470,744   Filed: 6-6-55
               Patent No.: Issued
               Expires

2056-DIV 5     ANTIGENIC MODIFICATION OF POLYPEPTIDES

                                    OSU/ITC                    DECEMBER 26, 1996

               Serial No.: 08/466,473   Filed: 6-6-95
               Patent No.:                     Issued
               Expires

2056-CONT 6    ANTIGENIC MODIFICATION OF POLYPEPTIDES

               Serial No.: 08/467,569   Filed: 6-6-95
               Patent No.:                     Issued
               Expires

FOREIGN APPLICATIONS (OSURF)

2-056-3-3-3AU  VACCINES AND ANTIGENIC CONJUGATES
Australia
(from PCT)     Appl. No. : 28063/92     Filed  3-21-95
               Patent No.:              Issued
               Expires

2-056-3-3-3CA  VACCINES AND ANTIGENIC CONJUGATES
Canada
(from PCT)     Appl. No. : 2,145,391    Filed  3-23-95
               Patent No.:                       Issued
               Expires

2-056-3-3-3EP  VACCINES AND ANTIGENIC CONJUGATES
European Pat.
(from PCT)     Appl. No. : 92921753.7   Filed: 9-30-92
               Patent No.:                       Issued:
               Expires   :

2-056-3-3-3JP  VACCINES AND ANTIGENIC CONJUGATES
Japan
(from PCT)     Appl. No. : 508977/94    Filed: 9-30-92
               Patent No.:                       Issued :
               Expires   :

2-056-3-3-3KR  VACCINES AND ANTIGENIC CONJUGATES
South Korea
               Appl. No. : 1993-700712  Filed: 3-9-93
               Patent No.:                     Issued :
               Expires   :

                                    OSU/ITC                    DECEMBER 26, 1996

                                  APPENDIX B

     Non-Hormonal Antigens under Active Development Attachments Signed as Recognized and Agreed To by the Parties)